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                                 MERRILL LYNCH
                              RETIREMENT PLUS -SM-


                                   Issued by

                      MERRILL LYNCH LIFE INSURANCE COMPANY

             Merrill Lynch Life Variable Annuity Separate Account A Merrill Lynch Life Variable Annuity Separate Account B


                         Supplement Dated June 18, 1999
                                     To The
                          Prospectus Dated May 1, 1999


Effective June 18, 1999, you can allocate premium payments and contract value to the subaccount corresponding to the Mercury V.I. U.S. Large Cap Fund of Mercury Asset Management V.I. Funds, Inc. The investment objective and annual expenses of the Mercury V.I. U.S. Large Cap Fund are described fully in your Retirement Plus prospectus dated May 1, 1999.

For additional information, please contact your Financial Consultant or call the Annuity Service Center at (800) 535-5549.




MLRPSUPP